Exhibit 99.1


FOR IMMEDIATE RELEASE

For: GeoResources, Inc.               Contact: Cathy Kruse
     P. O. Box 1505                   (701) 572-2020
     Williston, ND  58802             ir@geoi.net

       GeoResources, Inc. Reports Third Quarter and Nine Months Results

     WILLISTON, N.D.- November 17, 2003 - GeoResources, Inc.,
(NASDAQ: GEOI) today announced financial results for the quarter and nine months ended September 30, 2003. The company reported net income for the quarter of $171,153 or $0.05 per share on revenue of $1,216,015 versus net income of $103,994 or $0.03 per share on revenue of $1,063,495 in the comparable quarter of 2002. Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) for the quarter was $431,154 versus EBITDA of $361,806 in the third quarter of 2002.(1) Oil and natural gas prices received during the quarter averaged $25.87 per barrel of oil equivalent (BOE), an increase of 8% over the year ago quarter. The price increase completely offset a small sales volume decline to 33,976 BOE for the quarter. The company sold 1,468 tons of leonardite during the quarter at an average price of $88.79 per ton. Drilling revenue was $206,787 during the quarter versus $3,188 a year ago.

     For the nine-month period, the company reported a net income of $400,328 or $0.11 per share versus a net loss of $34,789 or $0.01 per share for the nine months ended September 30, 2002. EBITDA for the nine months was $1,057,869 versus $631,488 for the same period in 2002. Year-to-date sales of 100,516 BOE at an average price of $26.19 per BOE represents an increase in price of 31% from the prior year, contributing to a 26% revenue increase. Leonardite sales for the nine months equaled 4,871 tons, just 1% less than the same period in 2002. The average price of $91.36 per ton was flat when compared to first nine months of 2002. Drilling revenue for the nine months totaled $206,787 as compared to $177,599 during the same period in 2002.

     During the third quarter, GeoResources began drilling the Anderson et al #3-24 in the Leonard Field in Bottineau County. The well is currently being completed in the Madison formation and should be connected to sales before year-end. A second well planned for the Leonard field may not commence before year-end because the Western Star drilling rig is currently under contract with another operator. Western Star has drilled a total of five wells this year, three for GeoResources and two for third party operators.

     Commenting on the results, company President J. P. Vickers said, "During this period of high commodity prices we are focused on maintaining our cost structure and improving profitability. Although our lease operating expenses have increased slightly as a result of higher production taxes and increased workover activity, we have kept our general and administrative costs flat while our depreciation expense has declined. We continue to implement secondary recovery strategies that we believe will ultimately add to our production and extend the life of our properties."

     GeoResources, Inc. is a Williston, North Dakota-based diversified natural resources company engaged in three principal business segments - oil and gas exploration, development and production; oil and gas drilling; and leonardite mining and the manufacture of leonardite-based products. GeoResources, Inc. is traded on the NASDAQ Small Cap Market under the symbol "GEOI."

(1) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluating us. Our measure of EBITDA may not be the same as similar measures described by other companies. EBITDA is calculated as follows:


                                    Quarter Ended            Quarter Ended
                                  September 30, 2003      September 30, 2002
                                  ------------------      ------------------
Income (loss) before
 cumulative effect of change
 in accounting principles.        $          171,153      $          103,994
Add back:
  Interest expense                            21,837                  25,443
  Income tax                                  19,000                   7,000
  Depreciation and amortization              219,164                 225,369
                                  ------------------      ------------------
EBITDA                            $          431,154      $          361,806
                                  ==================      ==================


                                   Nine Months Ended       Nine Months Ended
                                  September 30, 2003      September 30, 2002
                                  ------------------      ------------------
Income (loss) before
 cumulative effect of change
 in accounting principles.        $          423,328      $          (34,789)
Add back:
  Interest expense                            66,428                  66,397
  Income tax                                  13,000                 (43,000)
  Depreciation and amortization              555,113                 642,880
                                  ------------------      ------------------
EBITDA                            $        1,057,869      $          631,448
                                  ==================      ==================


     Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words. In addition, all statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the SEC reports of the Company, particularly its Form 10-KSB for the Fiscal Year Ended December 31, 2002, for meaningful cautionary language disclosure.

                                    --30--



                     GEORESOURCES, INC., AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


                                              September 30,   December 31,
                                                  2003            2002
ASSETS                                        ------------    ------------
CURRENT ASSETS:
  Cash and equivalents                        $    413,492    $    329,302
  Trade receivables, net                           662,158         821,459
  Inventories                                      256,055         207,998
  Income tax receivable                                 --          50,192
  Prepaid expenses                                  30,358          28,326
                                              ------------    ------------
         Total current assets                    1,362,063       1,437,277
                                              ------------    ------------

PROPERTY, PLANT AND EQUIPMENT, at cost:
  Oil and gas properties, using the
   full cost method of accounting:
     Properties being amortized                 24,351,868      22,636,316
     Properties not subject to amortization        258,894         251,714
  Drilling rig and equipment                     1,166,683       1,077,551
  Leonardite plant and equipment                 3,267,634       3,262,200
  Other                                            757,273         757,431
                                              ------------    ------------
                                                29,802,352      27,985,212
  Less accumulated depreciation, depletion,
   amortization and impairment                 (20,105,319)    (20,386,789)
                                              ------------    ------------
         Net property, plant and equipment       9,697,033       7,598,423
                                              ------------    ------------

OTHER ASSETS                                         6,875          12,500
                                              ------------    ------------
TOTAL ASSETS                                  $ 11,065,971    $  9,048,200
                                              ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                            $    787,647    $    659,282
  Accrued expenses                                 333,297         335,219
  Current maturities of long-term debt             462,611         132,260
                                              ------------    ------------
         Total current liabilities               1,583,555       1,126,761

LONG-TERM DEBT, less current maturities          1,483,665       1,910,228
ASSET RETIREMENT OBLIGATION                      1,667,100              --
DEFERRED INCOME TAXES                              404,000         395,000
                                              ------------    ------------
         Total liabilities                       5,138,320       3,431,989
                                              ------------    ------------

STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share;
   authorized 10,000,000 shares;
   issued and outstanding 3,723,977
   and 3,787,477 shares, respectively               37,240          37,875
  Additional paid-in capital                       295,932         384,185
  Retained earnings                              5,594,479       5,194,151
                                              ------------    ------------
         Total stockholders' equity              5,927,651       5,616,211
                                              ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 11,065,971    $  9,048,200
                                              ============    ============

See Notes to Consolidated Financial Statements.



                     GEORESOURCES, INC., AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (Unaudited)


                                Three Months Ended         Nine Months Ended
                                   September 30,             September 30,
                             ------------------------  ------------------------
                                 2003         2002         2003         2002
                             -----------  -----------  -----------  -----------
OPERATING REVENUES:
 Oil and gas                 $   878,889  $   858,197  $ 2,632,859  $ 2,096,737
 Leonardite                      130,339      202,110      445,029      446,180
 Drilling                        206,787        3,188      206,787      177,599
                             -----------  -----------  -----------  -----------
                               1,216,015    1,063,495    3,284,675    2,720,516
                             -----------  -----------  -----------  -----------

OPERATING COSTS AND EXPENSES:
 Oil and gas production          426,967      396,925    1,263,489    1,159,452
 Cost of leonardite sold         133,620      161,106      460,668      429,611
 Drilling costs                  118,702        7,378      118,702      131,459
 Depreciation and depletion      219,164      225,369      555,113      642,880
 Selling, general
  and administrative             109,531      141,681      405,963      394,164
                             -----------  -----------  -----------  -----------
                               1,007,984      932,459    2,803,935    2,757,566
                             -----------  -----------  -----------  -----------
         Operating
          income (loss)          208,031      131,036      480,740      (37,050)
                             -----------  -----------  -----------  -----------

OTHER INCOME (EXPENSE):
 Interest expense                (21,837)     (25,443)     (66,428)     (66,397)
 Interest income                     461          451        8,168       11,558
 Other income, net                 3,498        4,950       13,848       14,100
                             -----------  -----------  -----------  -----------
                                 (17,878)     (20,042)     (44,412)     (40,739)
                             -----------  -----------  -----------  -----------

         Income (loss) before
          income taxes           190,153      110,994      436,328      (77,789)

 Income tax (expense) benefit    (19,000)      (7,000)     (13,000)      43,000
                             -----------  -----------  -----------  -----------
         Income (loss) before
          cumulative effect
          of change in
          accounting principle   171,153      103,994      423,328      (34,789)

 Cumulative effect on prior
  years accounting change,
  net of tax                          --           --      (23,000)          --
                             -----------  -----------  -----------  -----------

         Net income (loss)   $   171,153  $   103,994  $   400,328  $   (34,789)
                             ===========  ===========  ===========  ===========

EARNINGS PER SHARE:

 Income (loss) before
  cumulative effect of
  accounting change          $       .05  $       .03  $       .12  $      (.01)

 Cumulative effect of
  accounting change                   --           --         (.01)          --
                             -----------  -----------  -----------  -----------
         Net income (loss),
          basic and diluted  $       .05  $       .03  $       .11  $      (.01)
                             ===========  ===========  ===========  ===========

PRO FORMA AMOUNTS, assuming
 retroactive application
 of new accounting method:

 Net income (loss)           $   171,153  $    87,170  $   423,328  $   (75,965)
                             ===========  ===========  ===========  ===========

 Net income (loss) per share,
  basic and diluted          $       .05  $       .02  $       .12  $      (.02)
                             ===========  ===========  ===========  ===========

See Notes to Consolidated Financial Statements.



                     GEORESOURCES, INC., AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (Unaudited)

                                                    Nine Months Ended
                                                      September 30,
                                              ----------------------------
                                                  2003            2002
                                              ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                           $    400,328    $    (34,789)
  Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation and depletion                    547,530         642,880
     Cumulative effect of accounting change         23,000              --
     Accretion of asset retirement obligation       56,100              --
     Deferred income taxes                          13,000           2,000
     Other                                           5,625           8,743
     Changes in assets and liabilities:
      Decrease (increase) in:
       Trade receivables                           159,301        (212,693)
       Inventories                                 (48,057)        (46,751)
       Income tax receivable                        50,192         (27,032)
       Prepaid expenses and other                   (2,032)         (8,963)
      Increase (decrease) in:
       Accounts payable                             39,128        (207,937)
       Accrued expenses                             (1,922)         10,324
                                              ------------    ------------
         Net cash provided by
          operating activities                   1,242,193         125,782
                                              ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property, plant
   and equipment                                  (972,903)       (976,922)
                                              ------------    ------------
         Net cash used in
          investing activities                    (972,903)       (976,922)
                                              ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term borrowings                    --       1,010,000
  Principal payments on long-term debt             (96,212)        (95,724)
  Cost to purchase common stock                    (88,888)        (11,172)
                                              ------------    ------------
         Net cash provided by (used in)
          financing activities                    (185,100)        903,104
                                              ------------    ------------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS     84,190          51,964

CASH AND EQUIVALENTS, beginning of period          329,302         191,328
                                              ------------    ------------
CASH AND EQUIVALENTS, end of period           $    413,492    $    243,292
                                              ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid (received) for:
     Interest                                 $     66,428    $     66,397
     Income taxes                                  (49,119)          1,758

See Notes to Consolidated Financial Statements.